UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 30, 2013

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 30, 2013, R. Joe Aleshire, Executive Vice President for Retail Operations of Capitol Federal Financial, Inc. (the “Company”) and its wholly owned subsidiary, Capitol Federal Savings Bank (the “Bank”), retired.  Frank Wright, Senior Vice President for Retail Operations of the Company and the Bank, was appointed as Mr. Aleshire’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: October 1, 2013	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer